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THE METZLER/PAYDEN FUNDS

                 Supplement to Prospectus dated February 5, 2003

Effective September 8, 2003, UMB Fund Services, Inc. ("UMB") became the transfer agent for the five mutual funds (each a "Fund" and collectively, the "Funds") of The Metzler/Payden Investment Group ("Group"). As a result of this change in transfer agents, the following modifications to the Prospectus dated February 5, 2003 have been made:

1. Redemption Fee: As indicated in the footnote under "Fees and Expenses" for each of the European Quant Equity (p. 3), European Emerging Markets (p. 5), Euroland Blue Chip (p. 6), European Growth (p. 7) and International Equity (p.
8) Funds, and in the description of the Redemption Fee (p. 13), a redemption fee of 1% is charged if the shareholder redeems or exchanges shares within a certain period of time. Going forward, the 1% redemption fee will be charged if the shareholder redeems or exchanges shares within two months or less of purchase of the shares.

2. Tax-Sheltered Retirement Plans (p.11): UMB Bank, n.a. now provides the fiduciary administration services for such plans.

3. Automated Investment Programs (p. 12): The Funds currently offer an "Automatic Exchange Plan." With the change in transfer agents, the "Automatic Exchange Plan" will be modified and the Funds will now offer an "Electronic Investment Plan," as well. As a result, the current paragraph on the "Automatic Exchange Plan" is deleted in its entirety and the following is substituted in its place:

         "AUTOMATED INVESTMENT PROGRAMS

                  You may use two programs that permit automated investments in the Funds.

         Electronic Investment Plan. You may elect to make additional investments in any Fund using the Automated Clearing House System ("ACH"), which transfers money directly from your bank account to the Fund for investment. You may not make an initial investment in any Fund through ACH.

                  You have two investment options. First, you may elect to make investments on a set schedule either monthly or quarterly. Under this option, your financial institution will deduct an amount you authorize, which will normally be credited to the Fund on your choice of either the 1st, 15th or last day of the month (or the next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your bank account the prior business day. The minimum initial investment, which may be made by check or wire, is $2,500, with additional investments by ACH or at least $250.

                  Under the second option, you may also elect to authorize ACH transfers via telephone request, or via the Internet at www.metzlerpayden.com using the Account Access function (user registration required). Money will be withdrawn from your account only when you authorize it. Under this option, the minimum initial investment is $5,000, with additional investments by ACH of at least $1,000. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be at the net asset value determined that day. For telephone requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be at the net asset value determined on the next business day.

                  Please note the following guidelines:

                    o Your financial institution must be a member of the Automated Clearing House System.


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                    o    You must complete and return an Automated Investment
                         Program form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

                    o You must establish an account with the Group before the Electronic Investment Plan goes into effect.

                    o The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

                    o You can terminate your participation only in writing, and it will become effective the month following receipt.

         Automatic Exchange Plan. You may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing an Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st, 15th or last day of the month (or the next business day if the day you chose falls on a holiday or weekend day)."

4. How To Redeem Shares (pp. 12-13): You may redeem shares by contacting the Fund in writing, by telephone, or via the Internet. Any written requests should now be directed to: Metzler/Payden Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. Telephone redemption requests may be made at 1-866-673-8637, and Internet redemption requests may be made at www.metzlerpayden.com.

In addition, redemption requests by telephone and Internet are now capped at $50,000.

Finally, if you want a Fund to pay the proceeds of a redemption request to a person other than the record owner of the shares, or to send the proceeds to an address other than the address of record, your redemption request must now be in writing and your signature on the request must now be "Medallion Stamp" guaranteed by a commercial bank, a trust company or another eligible guarantor institution.

5. How To Purchase Shares (pp. 13-14): Any application to open an account for investment in one or more of the Funds should now be mailed to: Metzler/Payden Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

You may make both your initial and any additional investments in a Fund by a check made payable to the Metzler/Payden Funds. However, the Group does not accept cash, money orders, third party checks, traveler's checks, credit card checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk.

In order for an account to be opened, you must complete all required information on the application. In addition, if we are unable to verify any such information, the account will not be opened and we will return the application to you.

          The date of this Prospectus Supplement is September 22, 2003

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                       THE METZLER/PAYDEN INVESTMENT GROUP


    Supplement to Statement of Additional Information dated February 5, 2003



Effective September 8, 2003, UMB Fund Services, Inc. became the transfer agent for The Metzler/Payden Investment Group (the "Metzler/Payden Funds"). As a result, the following changes have been made to the Statement of Additional Information dated February 5, 2003.

Under the section entitled "Administrator, Transfer Agent, and Dividend Disbursing Agent" (Statement of Additional Information, page 20):

         1. The second paragraph is deleted in its entirety and the following is substituted in its place:

         "UMB Fund Services Inc. ("UMB"), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53201, provides transfer agency services to the Group. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost."

         2. The fourth paragraph is deleted in its entirety and the following is substituted in its place:

         "The liability provisions of the Group's agreements with Treasury Plus, UMB and Boston Safe are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify UMB and Boston Safe Bank against certain liabilities. The respective agreements may be terminated by either party on 90 days notice."



    The date of this Supplement to the Statement of Additional Information is
                               September 22, 2003